SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[  ] Preliminary Proxy
[XX] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))



                        FLEXPOINT SENSOR SYSTEMS, INC.
               (Name of Registrant as Specified In Its Charter)



                   _______________________________________
                 (Name of Person(s) Filing Proxy Statement,
                        if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

[  ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                        FLEXPOINT SENSOR SYSTEMS, INC.
                             6906 South 300 West
                              Midvale, UT 84047

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               August 29, 2000

     NOTICE is hereby given that the Annual Meeting of Stockholders of Flexpoint Sensor Systems, Inc. (the "Company") will be held at the Wyndham Hotel, 215 West South Temple, Salt Lake City, Utah 84101, at 9:00 a.m. (local time) on August 29, 2000, for the following purposes:

1.    To elect members of the board of directors.

      The record date for the meeting is the close of business on July 3, 2000 and only the holders of Common Stock of the Company on that date will be entitled to vote at such meeting or any adjournment thereof.

                                  By order of the Board of Directors



                                   /s/ Douglas M. Odom
                                   -----------------------------
                                   President

July 3, 2000

                       Please Return Your Signed Proxy

PLEASE COMPLETE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                               PROXY STATEMENT
                             ____________________

                        FLEXPOINT SENSOR SYSTEMS, INC.
                             6906 South 300 West
                              Midvale, UT 84047

                          __________________________

                        ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held August 29, 2000

                                ______________

                                 INTRODUCTION

       This Proxy Statement is being furnished to holders of Flexpoint Sensor Systems, Inc. (the "Company") common stock, par value $0.001 per share ("Common Stock"), in connection with the solicitation of proxies by the Company for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Wyndham Hotel, 215 West South Temple, Salt Lake City, Utah 84101, at 9:00 a.m. (local time) on August 29, 2000, and at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the enclosed Notice and the enclosed form of proxy are being first mailed to stockholders of the Company on or about July 3, 2000.

VOTING AT THE ANNUAL MEETING

     The Board of Directors of the Company (the "Board") has fixed the close of business on July 3, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding approximately 20,554,402 shares of the Company's Common Stock held by approximately 432 holders of record and approximately 1,695 shares of Series A Convertible Preferred stock held by approximately 21 holders of record. Unless otherwise required by applicable law, all voting rights are vested in and exercised by the holders of the Common Stock and Series A Convertible Preferred Stock as a single voting group, except that holders of record of the Company's Common Stock on the Record Date are entitled to cast one vote per share and holders of record of the Company's Series A Preferred Stock on the Record Date are entitled to cast two hundred fifty votes per share, exercisable in person or by properly executed proxy, with respect to each matter to be considered by them at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to constitute a quorum at the Annual Meeting. On the Record Date there were no shares of the Company's stock held as treasury stock by the Company.

     Common Stock will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such stock will be voted as recommended by the Board. If any other matters are properly presented to the Annual Meeting for action, the person(s) named in the enclosed form(s) of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. Broker non-votes and abstentions are not treated as votes cast for purposes of any of the matters to be voted on at the meeting. A stockholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Secretary of the Company at any time before the closing of the polls at the meeting. Any written notice revoking a proxy should be sent to Flexpoint Sensor Systems, Inc., 6906 South 300 West, Midvale, UT 84047, Attention: Secretary.

     The Company's Bylaws require the affirmative vote of a plurality of the votes cast at the meeting for the election of directors. The Board recommends that holders of the Company's Common Stock vote FOR the approval of election of the directors proposed by the Board.


MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

1.     Election of Directors

Board of Directors

       The Company's Board is divided into three classes. One class of directors is elected at each annual meeting of stockholders for a three-year term. Each year a different class of directors is elected on a rotating basis. The term of Don M. Jackson, Jr., expires in 2000, John Sindt, M. Richard Wadley and J. Steven Young were appointed by the Board to serve until the Annual Meeting. The terms of Doug M. Odom expires in 2001 and the term of Jeffrey Coleman expires in 2002.

       At this meeting four directors have been nominated by the Board for election to the class as follows: Don M. Jackson, Jr. for a term expiring at the 2003 annual stockholder meeting, M. Richard Wadley for a term expiring at the 2002 annual stockholder meeting and John Sindt and J. Steven Young for terms expiring at the 2001 annual stockholder meeting.

       Unless otherwise specified, proxy votes will be cast for the election of the nominees as directors for the periods specified. If any such person should be unavailable for election, the Board may designate a substitute nominee. It is intended that proxy votes will be cast for the election of such substitute nominee. Stockholder nominations of persons for election as directors are subject to the notice requirements described under the caption "Other Matters" appearing later in this proxy statement. Election of the nominee director requires the affirmative vote of a plurality of the votes cast at the meeting for the election of directors.

       The following pages contain information concerning the nominees. Unless the context otherwise requires, all references in this Proxy to the "Company" shall mean Flexpoint Sensor Systems, Inc. ("Flexpoint Sensor Systems") and its wholly owned subsidiary, Sensitron, Inc. ("Sensitron"), a Utah corporation, and the wholly owned subsidiaries of Sensitron, Flexpoint, Inc. ("Flexpoint"), a Utah corporation and Technology and Machine Company, Inc. ("Tamco"), a Utah corporation, on a consolidated basis and, where the context so requires, shall include their predecessors.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION AS A DIRECTOR OF THE NOMINEES NAMED HEREIN.

     Set forth below is certain information concerning each of the directors and executive officers of the Company as of June 30, 2000.



                                                               With the
Name                  Age   Position                           Company Since
-------               ---   -----------------------------      --------------
Douglas M. Odom       40    President, Chief Executive
                            Officer and Director                1995

Thomas E. Danielson   38    Vice-President                      1995

Jeffrey A. Coleman    40    Director                            1998

Don M. Jackson, Jr.   63    Director                            1998

M. Richard Wadley     56    Director                            1999

John Sindt            55    Director                            1999

J. Steven Young       38    Director                            2000
_______________

     Douglas M. Odom. Mr. Odom has been the Company's President, Chief Executive Officer and a Director since April 1998, and has held the same positions with respect to Flexpoint, Inc. since 1995 and with respect to Sensitron since 1996. From 1993 to 1995, Mr. Odom served as the Marketing and Sales Manufacturing Director of Xymox Technologies, Inc. Xymox Technologies, Inc. is one of the world's largest manufacturers of membrane switches and related electronic interface devices. Prior to his employment at Xymox Technologies, Inc., Mr. Odom was a key executive in the reorganization of EEC, Inc. from a public company in bankruptcy to private company posting profits and positive cash flow. From 1985 to 1990, Mr. Odom was Vice president of Operations of Comptec, Inc., a world-wide plastic injection molder and electronic device corporation. From 1983 to 1985, Mr. Odom was the manager of manufacturing engineering at AMP Keyboard Technologies. Mr. Odom received a bachelors degree in General Science/Chemistry from Grinnell College, Grinnell, Iowa in 1982. He completed his masters studies at the American Graduate School of International Management in Glendale, Arizona and furthered graduate studies at Harvard University, Cambridge, Massachusetts.

     Thomas E. Danielson. Mr. Danielson has been the Company's Vice-President since 1995. Mr. Danielson was with Xymox Technologies, Inc., Milwaukee, Wisconsin from 1993 to 1995, in an operations management and sales management role. Prior to that, Mr. Danielson was with W.H. Brady Company, Milwaukee, Wisconsin from 1986 to 1993, in a variety of roles, including engineering, manufacturing and sales. Mr. Danielson holds a bachelors of science degree in Civil Engineering from the University of Wisconsin and a MBA in Production Operations Management from the University of Wisconsin-Whitewater.

     Jeffrey A. Coleman. Mr. Coleman has been a director of the Company since April 1998, and served as a director of Sensitron since January 1998. From 1998 to present, Mr. Coleman has been operating as owner and partner of a national real estate development and contractor company, Majestic West, LLC. Mr. Coleman has been a managing member of Coleman Capital Partners, a private equity investment group, since 1996. From 1985 to 1997, he was Director of Operations for the Pyramid Group, a national real estate development, investment and management firm. From 1982 to 1983 he was a consultant in the Management Information Consulting Division of Arthur Andersen & Co. Mr. Coleman received an MBA from the Amos Tuck School of Business at Dartmouth College and a BA (honors) from Stanford University.

     Don M. Jackson, Jr., PhD. Dr. Jackson has been a director of the Company since April 1998, and served as a director of Sensitron since January 1998. Dr. Jackson founded SITEK Incorporated , a semiconductor material and equipment business in July of 1998. Dr. Jackson has been President and Chairman since inception of that company. Dr. Jackson has been active in the founding and operating of a number of semiconductor equipment and materials companies since 1976 when he founded ASM America in Phoenix. From 1960 until 1976, Dr. Jackson held a number of technical and management positions in the semiconductor industry, specifically Motorola and General Electric Corporation. Dr. Jackson is a director of M & I Thunderbird Bank in Phoenix and three other high-technology corporations. He received a Ph.D. in Electrical Engineering from Arizona State University, an M.S. in Physics from Iowa State University and a B.A. in Physics from William Jewell College.

     M. Richard Wadley. Mr. Wadley has served as a Director of the Company since July, 1999. He has over 25 years of successful general management and marketing experience with almost 20 years of full operational and profit and loss responsibility as General Manager/President/CEO of organizations with yearly sales of $30-$400 million. From 1993 through 1999, Mr. Wadley served as Board Chairman and Chief Executive Officer for T-Chem Products, a private label household cleaning product company. Prior to that he handled the acquisition of Alta-Dena Dairy, a $150 million food products company and was its CEO from 1989-1991. From 1986 to 1988, Mr. Wadley was Vice-President/General Manager of Tambrands' largest division with sales of almost $400 million and responsibility for over 3,000 employees. From 1981 to 1986, he was a Corporate Director of Product Management for Hallmark Cards. From 1968 to 1981, Mr. Wadley held positions of increasing marketing management responsibility with Proctor and Gamble including a successful launch of several new products like Dawn dishwashing liquid. Mr. Wadley has a BA degree from Brigham Young University and an MBA from Northwestern University.

     John Sindt. Mr. Sindt has been a director of the Company since December 1999. Mr. Sindt is a Salt Lake County constable. He is the president of the National Constables Association having previously served as its corporate secretary and director. Mr. Sindt has owned and operated a successful chain of retail consumer goods stores. Mr. Sindt has served on the Governor's Task Force for the State of Utah and has held office as a Senatorial District Chairman for the Republican Party. Mr. Sindt currently has an ownership interest in and provides business advisory services to a internet service provider.

      J. Steven Young. Mr. Young has been a director of the Company since May 2000. Mr. Young holds the honor of the highest quarterback rating in National Football League ("NFL") history. Mr. Young has been a member of the NFL since 1985 and has received numerous NFL and collegiate awards, including, but not limited to, Most Valuable Player of Super Bowl XXIX, Sports Illustrated and Sporting News' 1994, 1993 and 1992 Player of the Year, NFL's Most Valuable Player 1994 and 1992, Player of the Year, NFL's Most Valuable Player 1994 and 1992, a Consensus 1983 All-American and Heisman Trophy Winner Runner-up. Throughout his NFL history, Mr. Young has provided marketing endorsements at various times for Nike, Sprint, VISA, Sun Microsystems, Power Bar, Pert Plus, National Dairy Association, Wheaties, and Advil. In 1993, Mr. Young established the Forever Young Foundation, an international, non-profit public charity, based in Los Altos, California, that provides funding for charitable organizations which encourage the development, security, strength, and spiritual vitality of the family. Mr. Young is currently a spokesperson for The Children's Miracle Network, NFL F.A.C.T., a national program promoting education for youth, and NFL P.L.A.Y. Football. Mr. Young also serves as a director of Hydromaid International, Inc., a reporting company. In 1994, Mr. Young received his Juris Doctorate degree from Brigham Young University College of Law.

     Our executive officers are elected by the board of directors on an annual basis and serve at the discretion of the board of directors.

Board Committees

      The Board has an Audit Committee and Compensation Committee. The Board does not have a nominating committee.

      The Company's Audit Committee was organized in November 1999 and held 1 meeting during 1999. The function of the Audit Committee is (a) to review the professional services and independence of the Company's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (b) to ensure that the scope of the annual external audit is sufficiently comprehensive, (c) to review, in consultation with the independent auditors, the plan and results of the annual external audit and the adequacy of the Company's internal control systems, (d) to review, with management and the independent auditors, the Company's annual financial statements, financial reporting practices and the results of each external audit, and (e) to undertake reasonably related activities to those set forth in clauses (a) through (d) above. Members of the Audit Committee are Don M. Jackson, Jr. and Jeffrey Coleman.

      The Company's Compensation Committee was organized in November 1999 and held 1 meeting during 1999. The Compensation Committee administers the Company's stock option plan, establishes a general compensation policy for the Company and, except as prohibited by applicable law, may take any and all actions that the Board could take relating to the compensation of employees, directors and other parties. Don M. Jackson and Jeffrey Coleman served on the Compensation Committee from November 1999 until June 17, 2000 when they were replaced by John Sindt and M. Richard Wadley.

Board Meetings and Directors' Attendance

      The Board held 6 meetings and took action by unanimous consent on 26 occasions during the fiscal year ended December 31, 1999. No director attended fewer than 75 percent of the Board meetings held during the fiscal year ended December 31, 1999.

Certain Relationships And Related Transactions

       Mr. Jehu Hand, an officer and director of our company prior to the April 1998 acquisition wherein Flexpoint, Inc. became a wholly owned subsidiary of Flexpoint Sensor Systems, Inc., acted as legal counsel for Nanotech, Inc.

       Sens Partnership, LLC, with which Mr. Coleman was affiliated, was issued 30,303 shares of the our common stock in December 1998. These shares were issued to satisfy in full obligations that we made to Sens Partnership, LLC in connection with its investment in us in December 1997.

Security Ownership of Management and Certain Beneficial Owners

       The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 30, 2000, for: (i) each person who is known by us to beneficially own more than five percent of the our common stock, (ii) each of our directors, (iii) each of our Named Executive Officers (defined below), and (iv) all directors and executive officers as a group. As of June 30, 2000, we had 20,554,402 shares of common stock outstanding.

                            Shares
Name and Address            Beneficially   Percentage
of Beneficial Owner(1)      Owned(2)(3)    of Total(2)(3)  Position
----------------------      -------------  --------------  ----------------
Douglas Odom                   580,000(4)       2.7%       President, CEO and
                                                           Director
Jeffrey A. Coleman             117,553(5)         *        Director
Don M. Jackson, Jr.             80,000(6)         *        Director
M. Richard Wadley              173,334(7)         *        Director
John A. Sindt                1,463,610(8)       6.9%       Director
J. Steven Young                350,000(9)       1.7%       Director

All officers and directors
as a group (6 persons)       2,764,497         12.92%

Northridge Investment, LLC
47 E. 7200 South, #221
Midvale, UT 84047            1,447,750(10)      6.9%

Jules A. deGreef
47 E. 7200 South, #201
Midvale, UT 84047            2,154,575(11)      9.96%


Aspen Capital Resources, LLC
8989 South Schofield Circle,
Sandy, Utah 84093            3,502,222(12)     14.9%


* Less than 1%.
_______________

(1) Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as Flexpoint Sensor Systems, Inc.
(2) Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.
(3) Flexpoint Sensor Systems, Inc. has common stock and Series A Convertible Preferred Stock outstanding. The common stock and Series A Convertible Preferred Stock vote as a single voting group, unless otherwise required by law. The total outstanding Series A Convertible Stock comprises less than five percent of the total outstanding voting securities. None of the beneficial owners listed in the table above own shares of Series A Convertible Preferred Stock. As a result, no information relating to the Series A Preferred Stock is included in the table.
(4)   Includes vested options to purchase 580,000 shares of common stock.
(5) Includes 37,553 shares of common stock. Also includes options to acquire 80,000 shares of common stock. Does not include options to acquire 40,000 shares of common stock that vest in July 2001.
(6) Includes options to acquire 80,000 shares of common stock. Does not include options to acquire 40,000 shares of common stock that vest in July 2001.
(7) Includes 33,334 shares of common stock. Also includes options to acquire 140,000 shares of common stock. Does not include options to acquire 40,000 shares of common stock that vests in equal installments in July 2001 and 2002.
(8) Includes 15,860 shares of common stock held by Mr. Sindt and 894,250 shares Mr. Sindt claims beneficial ownership of through an entity. Also includes warrants to acquire 553,500 shares of common stock.
(9)   Includes 350,000 shares of common stock.
(10) Includes 894,250 shares of common stock and warrants to acquire 553,500 shares of common stock.
(11) Includes 311,292 shares of common stock. Also includes 769,783 shares of common stock that Mr. deGreef claims beneficial ownership of through his membership interest in an entity and warrants and stock options to acquire 1,073,500 shares of common stock.
(12) Includes 502,222 shares of common stock. Also includes convertible debentures in the principal amount of $3,000,000 that are convertible into common stock. This assumes conversion of the principal amount of the debentures at $1.00 per share. The conversion price of these debentures varies depending on the market price of the common stock. As a result, the number of shares of common stock issuable upon conversion of these debentures is an approximation and may differ materially from the amount described. Does not include warrants exercisable for 2,315,494 shares of common stock that are not exercisable until November 15, 2000. Aspen Capital Resources, LLC has not filed a Form 3 or
      Schedule 13D or 13G. The information presented for Aspen Capital Resources, LLC in the table and this footnote is derived from the Company's records, but there can be no assurance this information is entirely accurate.

     We are not aware of any arrangements, the operation of which may, at a subsequent date, result in a change in control of Flexpoint Sensor Systems, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officer, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Executive Compensation

     The table below set forth certain information concerning compensation the Company paid to its chief executive officer and all other executive officers with annual compensation in excess of $100,000, determined for the year ended December 31, 1999 (the "Named Executive Officers"). The table includes information related to stock options granted to the Named Executive Officers.



Summary Compensation Table

                                  Annual Compensation        Long Term Compensation Awards
                                  -------------------       ------------------------------
                                                                      Securities
                                                           Restricted Underlying            All Other
Name and                                   Other Annual    Stock      Options/   LTIP       Compensa-
Principal Position Year Salary($) Bonus($) Compensation($) Awards($)  SAR's(#)   Payouts($) tion($)
------------------ ---- --------- -------- --------------- ---------- ---------- ---------- ----------
Douglas M. Odom(1) 1997  120,000      -           -            -      515,000(2)    -           -
President, CEO     1998  120,000   10,000         -            -            -       -           -
and Director       1999  120,000   15,000         -            -            -       -       $1,275(3)



______________

(1) The Summary Compensation Table reflects salary and bonus compensation paid by Flexpoint, Inc. to Mr. Odom. Mr. Odom received no compensation from Flexpoint Sensor Systems, Inc, Sensitron or Tamco during the periods specified.
(2) Options to acquire 5,000 shares were exercised in October 1998 and options to acquire 515,000 of said shares are currently exercisable.
(3)   Represents terms life insurance premiums paid for the benefit of Mr.
      Odom.
_______________

Compensation of Directors


     Mr. Richard Wadley was compensated for service on the board of directors through the grant of stock options to purchase 80,000 shares of common stock which stock options are exercisable at $2.00 per share. Of these options, twenty-five percent vested on the date of grant and the remaining options vest in equal installments of twenty-five percent per year as long as Mr. Wadley is a member of the board. Mr. Wadley was also entitled to compensation of $72,000 and options exercisable for 25,000 shares of common stock at $2.00 for consulting services during 1999. In 2000, Mr. Wadley received stock options exercisable for 20,000 shares of common stock and $24,000 for consulting services. Mr. Jeff Coleman and Mr. Don Jackson were each granted options to acquire 80,000 shares of common stock on the dates they were elected to the board. These stock options vest in equal installments of twenty-five percent per year beginning on the date of grant. J. Steven Young has been issued 350,000 shares of common stock for joining the board and acting as a spokesperson and advisor to us. The other members of the board did not receive any compensation for their service as directors. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as board members. We have made no other agreements regarding compensation of directors.

Employment Agreements

     Effective December 31, 1997, Flexpoint, Inc. entered into an employment agreement with Mr. Odom as its chief executive officer. Under the employment agreement, Flexpoint, Inc. pays Mr. Odom an annual base salary of $120,000 per year plus such discretionary bonus as the Flexpoint, Inc. board may deem appropriate. The employment agreement has an initial term of three years and will be automatically renewed successive one-year terms unless terminated by either party. The employment agreement also provides Mr. Odom currently with options to acquire 585,000 shares of common stock at an exercise price between $.16 and $.77 per share under the Company's Omnibus Stock Option Plan. As of December 31, 1999, options to acquire 515,000 shares of common stock were outstanding and exercisable. The Company does not have employment agreements with any of its other employees.

Indemnification for Securities Act Liabilities

     Delaware law authorizes, and the Company's Bylaws and indemnity agreements provide for, indemnification of directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Indemnification for liabilities arising under the Securities Act of 1933 may be permitted for directors, officers and controlling persons pursuant to the foregoing or otherwise. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Stock Options

     The Company has adopted an Omnibus Stock Option Plan for the benefit of our officers, directors, employees and consultants. The grant of options to acquire an aggregate of 6,000,000 shares of common stock have been authorized under the plan. The plan will permit the Company to grant "non-qualified stock options" or "incentive stock options" to acquire shares of the Company's common stock. The total number of shares authorized under the plan may be allocated between the non-qualified stock options and the incentive stock options from time to time, subject to limitations imposed by the Internal Revenue Code of 1986, as amended. The plan is currently being administered by the board, which will select optionees and determine the number of shares of common stock subject to each option. The plan provides that no option which is to be a qualified option may be granted at an exercise price less than the fair market value of the common stock on the date of grant and in all cases the term of the stock option shall not exceed ten years. Options to acquire 4,859,221 shares of common stock at exercise prices ranging from $.16 to $4.00 are presently outstanding under the plan.

Compensation Committee Interlocks and Insider Participation

     None of the Company's executive officers serve on the compensation committee, or in a like capacity, of Flexpoint Sensor Systems, Inc. or any other entity.

2.   Other Matters

Discretionary Authority

     At the time of mailing of this proxy statement, the Board was not aware of any other matters which might be presented at the meeting. If any matter not described in this Proxy Statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Independent Public Accountants

     The Company retained Hansen Barnett & Maxwell ("HBM") as its independent auditor for the current year. HBM has acted as the Company's independent auditor since 1998. The Company expects representatives of HBM to be present at the Company's 2000 Annual Meeting of Stockholders. HBM will have the opportunity to make a statement at the annual meeting if it desires to do so and it is expected that representatives of HBM will be available to respond to appropriate questions if called upon to do so.

Notice Requirements

     Any stockholder who desires to have a proposal included in the Company's proxy soliciting material relating to the Company's 2001 annual meeting of stockholders should send to the Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than February 16, 2000.

Annual Report

     This Proxy Statement has been preceded or accompanied by an Annual Report for the fiscal year ended December 31, 1999, and quarterly report on form 10-QSB for the period ended March 31, 2000. Stockholders are referred to such reports for financial and other information about the activities of the Company, but such reports are not to be deemed a part of the proxy soliciting material.

Expenses and Methods of Solicitation

     The expenses of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communications, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.

                                 By order of the Board of Directors,



                                 By  /s/ Douglas M. Odom
                                   --------------------------------
                                     President

                            APPENDIX A

                            PROXY CARD
                               for
                  ANNUAL MEETING OF STOCKHOLDERS
                                of
                  FLEXPOINT SENSOR SYSTEMS, INC.

     This Proxy is Solicited on Behalf of the Board Of Directors. The undersigned hereby appoints Douglas M. Odom as Proxy, with the power to appoint his substitute and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of Flexpoint Sensor Systems, Inc. held on record by the undersigned on July 3, 2000 at the annual meeting of stockholders to be held on August 29, 2000, or any adjournment thereof.

1.     Election of Nominees for Director.

[ ] FOR Don Jackson (for term expiring at   [ ] WITHHOLD AUTHORITY to vote for
    2003 annual stockholder meeting)            Don Jackson

[ ] FOR M. Richard Wadley (for term         [ ] WITHHOLD AUTHORITY to vote for
    expiring at 2002 annual stockholder         M. Richard Wadley
    meeting)

[ ] FOR John Sindt (for term expiring at    [ ] WITHHOLD AUTHORITY to vote for
    2001 annual stockholder meeting)            John Sindt

[ ] FOR J. Steven Young (for term expiring  [ ] WITHHOLD AUTHORITY to vote for
    at 2001 annual stockholder meeting)         J. Steven Young


           This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, this proxy will be voted for the above Proposals.

     Please sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated: ____________, 2000               ____________________________________
                                        (signature)




                                        ____________________________________
                                        (signature if held jointly)
Please mark, sign, date and return
the proxy card promptly using the
enclosed envelope or proxy cards may
be sent by facsimile to Colonial
Stock Transfer at (801) 355-6505.       ____________________________________
                                        (print name of stockholder(s))